                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
                                                    ----------------------------
   SERVICE MERCHANDISE COMPANY, INC.
   ---------------------------------
                                          Judge:    PAINE
                                                    ----------------------------

                                          Chapter 11


Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING    December 31, 2000
                                                            --------------------

              COMES NOW,        SERVICE MERCHANDISE COMPANY, INC.
                                ------------------------------------------------

   Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing November 27, 2000 and ending December 31, 2000 as shown by the report and exhibits consisting of 9 pages and containing the following as indicated:

                      [X] Remaining portion of the Monthly Reporting Questionnaire (Attachment 1)

                      [X]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                      N/A    Summary of Accounts Receivable (Form OPR-3)

                      [X]    Schedule of Postpetition Liabilities (Form OPR-4)

                      [X]    Statement of Income (Loss) (Form OPR-5)


   I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor has filed with the U. S. Trustee on January 22, 2001, the preliminary December 31, 2000 Montly Operating Report, which included certain schedules, including payroll, insurance, receipts and disbursements, payment to professionals and bank accounts. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

   Date:    2/19/01           DEBTOR - IN - POSSESSION
         --------------

                              By:            /s/ KENNETH A. CONWAY
                                             -----------------------------------

                              Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT
                                               AND CONTROLLER
                                               ---------------------------------

                              Address:         7100 SERVICE MERCHANDISE DRIVE
                                               ---------------------------------
                                               BRENTWOOD, TENNESSEE 37027
                                               ---------------------------------

                              Telephone No:    (615) 660-3340
                                               ---------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     7,250
RETAIL SAFE FUNDS                                                        4,689,103

CORPORATE ACCOUNTS                                                       8,688,808
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            744,185
KEY NATIONAL BANK                                                          545,474
BANK OF BOSTON                                                             185,766
BANK OF BOSTON CONNECTICUT                                                 136,843
FIRST UNION                                                              2,381,156
BANK ONE LOUISIANA                                                         550,284
ABN - AMRO BANK                                                            169,207
COMERICA BANK                                                              173,456
AM SOUTH                                                                   423,464
BANK OF AMERICA                                                             27,755
BANK OF OKLAHOMA                                                           741,229
CHASE BANK OF TEXAS                                                        677,945
SINGLE STORE DEPOSITORY ACCOUNTS                                           681,546
WELLS FARGO BANK                                                            95,765
BANK ONE, IN                                                               578,448
PNC BANK                                                                   862,992
OAK BROOK BANK                                                           2,467,739

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       6,948,287
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                             42,819
OTHER CASH ACCOUNTS                                                         18,283
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $31,837,804
                                                                       ===========


Note:  Revision to preliminary report filed January 22, 2001.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                 Actual     Actual    Forecast   Forecast   Forecast
                                12/31/00   02/04/01   02/25/01   04/01/01   04/29/01
                                --------   --------   --------   --------   --------
Ending total revolver balance   $ 89,143   $158,266   $152,123   $180,367   $191,490
Term loan                         60,000     60,000     60,000     60,000     60,000
Standby letters of credit         24,934     24,934     24,934     24,934     24,934
Trade letters of credit           14,800     19,609     25,896     19,553     19,002
                                --------   --------   --------   --------   --------
Total extensions of credit       188,877    262,809    262,953    284,854    295,426

Borrowing base                   419,174    400,443    409,380    401,632    411,750
                                --------   --------   --------   --------   --------
Availability                    $230,297   $137,634   $146,427   $116,778   $116,324
                                ========   ========   ========   ========   ========

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                            December 31,   November 26,
                                                                                2000           2000
                                                                            -----------    -----------
ASSETS
Current Assets:
     Cash and cash equivalents                                              $    31,838    $    54,537
     Accounts receivable                                                          7,061          9,065
     Inventories                                                                440,324        591,214
     Prepaid expenses and other assets                                           11,025         25,778
                                                                            -----------    -----------
     TOTAL CURRENT ASSETS                                                       490,248        680,594
                                                                            -----------    -----------
PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                              364,898        355,619
     Capitalized leases, net of accumulated amortization                         12,330         12,537
                                                                            -----------    -----------
                    TOTAL PROPERTY AND EQUIPMENT                                377,228        368,156
                                                                            -----------    -----------
     Other assets and deferred charges                                           58,376         56,647
                                                                            -----------    -----------
     TOTAL ASSETS                                                           $   925,852    $ 1,105,397
                                                                            ===========    ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                                 $    89,143    $   281,351
     Accounts payable                                                            48,570         89,987
     Accrued expenses                                                           158,843        149,942
     State & local sales tax                                                     16,300         11,402
     Current maturities capitalized leases                                           93             90
                                                                            -----------    -----------
     TOTAL CURRENT LIABILITIES                                                  312,949        532,772
                                                                            -----------    -----------
Long-Term Liabilities:
     Long-term debt                                                              60,000         60,000
     Capitalized lease obligations                                                2,396          2,404
Liabilities Subject To Compromise:
     Accrued restructuring costs                                                 42,189         42,326
     Capitalized lease obligations                                               22,288         22,606
     Long-term debt                                                             416,709        418,128
     Accounts payable                                                           197,830        197,660
     Accrued expenses                                                            68,235         68,267
                                                                            -----------    -----------
     Total Liabilities Subject To Compromise                                    747,251        748,987

     TOTAL LIABILITIES                                                        1,122,596      1,344,163
                                                                            -----------    -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                                49,935         49,954
     Additional paid-in-capital                                                   5,881          6,017
     Deferred compensation                                                         (221)          (303)
     Retained (deficit) earnings                                               (252,339)      (294,434)
                                                                            -----------    -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                           (196,744)      (238,766)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                   $   925,852    $ 1,105,397
                                                                            ===========    ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: November 26, 2000 THROUGH December 31, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 12/31/2000
FORM OPR-4

                                                     Total
                                                   --------
Trade Accounts Payable (Merchandise)               $ 48,570


                                                     Total
                                                   --------
Expense & other payables                           $158,843

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                             Date       Date         Total
            TAXES PAYABLE                  Incurred      Due          Due
                                       ---------------------------------------

Federal income tax                     ** Various     Various        7,362,490

State income tax                          Various     Various                -
                                                                   ------------
                           SUBTOTAL                                   7,362,490
                                                                   ------------

Sales/use tax              SUBTOTAL    *  Various     Various       16,446,702
                                                                   ------------

Personal property tax                  *  Various     Various        2,948,056

Real estate taxes                      *  Various     Various       10,968,854

Inventory taxes                        *  Various     Various                -

Gross receipts/bus. licenses           *  Various     Various          188,512

Franchise taxes                        *  Various     Various          394,063
                                                                   ------------
                           SUBTOTAL                                 14,499,485
                                                                   ------------

                                                                   ------------
TOTAL TAXES PAYABLE                                                 38,308,678
                                                                   ============

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 27, 2000 THROUGH DECEMBER 31, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                                         TOTAL DUE
                                                  DATE                   (12/31/00
                                                INCURRED    DATE DUE      BALANCE)
                                               ------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                    04/14/00     04/14/04     $ 89,143
         Facility standby letters of credit     04/14/00     04/14/04       24,934
         Facility trade letters of credit       04/14/00     04/14/04       14,800
         Term loans                             04/14/00     04/14/04       60,000
                                                                          --------
TOTAL EXTENSIONS OF CREDIT                                                $188,877
                                                                          ========
ACCRUED INTEREST PAYABLE                                                  $  1,753
                                                                          ========

FORM OPR- 5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                                  ACTIVITY
                                                                                 NOVEMBER 27,
                                                                                     2000
                                                                                   THROUGH
                                                                                 DECEMBER 31,
                                                                                    2000
                                                                                 ------------
Net Sales                                                                         $ 328,827

Costs of merchandise sold and buying and occupancy expense                          209,367
                                                                                  ---------
Gross margin after cost of merchandise sold and buying and occupancy expenses       119,460

Selling, General and Administrative Expenses:
     Net Employment Expense                                                          27,727
     Net Advertising                                                                 21,099
     Banking and Other Fees                                                           4,170
     Real Estate and Other Taxes                                                        659
     Supplies                                                                         2,126
     Communication and Equipment                                                        478
     Travel                                                                             565
     UCC and Other Services                                                           1,099
     Legal and Professional                                                             403
     Sales and Shipping                                                                 139
     Insurance                                                                       (1,315)
     Miscellaneous                                                                     (456)
     Credit Card Services                                                              (129)
                                                                                  ---------
Total Selling, General and Administrative Expenses                                   56,565

Other expense/(income), net                                                              (7)

Restructuring charge (credit)                                                           (81)

Depreciation and amortization                                                         3,875
                                                                                  ---------
Earnings (loss) before interest, reorganization items, and income tax                59,108

Interest expense - debt                                                               4,412
Interest expense - capitalized leases                                                   212
                                                                                  ---------
Earnings (loss) before reorganization items, and income tax                          54,484

Reorganization Items:
     Legal and Professional                                                          10,909
     Miscellaneous fees                                                               1,447
     Loss (Gain) on Disposal of Assets                                                  395
     Close Store Charges                                                                 44
                                                                                  ---------
     Total Reorganization Items                                                      12,795

Earnings (loss) before income tax                                                    41,689
     Income tax benefit                                                                 406
     Cumulative Effect of Change in Accounting Principles                                --
                                                                                  ---------
Net earnings (loss)                                                               $  42,095
                                                                                  =========